UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2004

CAPITAL CORP OF THE WEST
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-27384 (Commission File Number)	77-0147763 (IRS Employer Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

99.1 Press Release dated April 12, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 14, 2004, Capital Corp of the West (Nasdaq: CCOW) announced their quarterly earnings for the 2nd quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West (Registrant)
Dated: July 14, 2004	By	/s/ David A. Curtis David A. Curtis Vice President and Controller